                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     October 10, 1996
                                                 ---------------------------

                       Wells Real Estate Fund VIII, L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Georgia
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


        0-27888                                           58-2126618
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


              3885 Holcomb Bridge Road, Norcross, Georgia   30092
             -----------------------------------------------------
             (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code     (770) 449-7800
                                                   ---------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OF ASSETS.

     On October 10, 1996, a joint venture (the "Joint Venture") between Wells Real Estate Fund VIII, L.P. (the "Registrant") and Wells Real Estate Fund IX, L.P. ("Wells Fund IX") acquired an office building located on a 4.864 acre tract of real property in Farmer's Branch, Texas in the north Dallas, Texas metropolitan area (the "Dallas Property"). Descriptions of the Joint Venture, the acquisition of the Dallas Property purchased by the Joint Venture, and the leasing of the Dallas Property are described in Supplement No. 3 dated October 22, 1996 ("Supplement No. 3") to the Prospectus of Wells Fund IX dated January 5, 1996, contained in Post-Effective Amendment No. 12 of the Registrant and Wells Fund IX (Commission File No. 33-83852), filed with the Securities and Exchange Commission on October 24, 1996, which is incorporated herein by reference and hereby made a part hereof.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Audited Financial Statements.  The following audited financial
         ----------------------------
statements of the real estate property acquired are submitted at the end of this Report (as Appendix I to Supplement No. 3) and are incorporated herein by reference.

                                                                                          Page
                                                                                          ----
          Independent Auditor's Report                                                     I-1
          Statement of Excess Revenues Over Operating Expenses For the Period              I-2
          from July 19, 1996 to September 30, 1996
          Notes to Statement of Excess Revenues Over Operating Expenses For the Period     I-3
          from July 19, 1996 to September 30, 1996

     (b) Pro Forma Financial Information.  The following unaudited pro forma
         -------------------------------
financial statements of the Registrant relating to the real property acquired are submitted at the end of this Report (in addition to the financial information contained in Supplement No. 3) and are incorporated herein by reference:


                                                                                       Page
                                                                                       ----
         Unaudited Pro Forma Combined Balance Sheet of Wells Real Estate                F-1
         Fund VIII, L.P. as of September 30, 1996
         Unaudited Pro Forma Combined Income Statement of Wells Real Estate Fund        F-2
         VIII, L.P. for the Nine Months ended September 30, 1996
         Notes to the Pro Forma Combined Balance Sheet and the Pro Forma Combined       F-3
         Income Statement of Wells Real Estate Fund VIII, L.P.

     After reasonable inquiry, the Registrant is not aware of any material factors relating to the real estate property described in this Current Report on Form 8-K dated October 10, 1996 that would cause the financial information reported herein not to be necessarily indicative of future operating results.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WELLS REAL ESTATE FUND VIII, L.P.
                                    Registrant


                                    By:  /s/ Leo F. Wells, III
                                         ----------------------------------
                                         Leo F. Wells, III, as General Partner
                                         and as President and sole Director of
                                         Wells Capital, Inc., the General
                                         Partner of Wells Partners, L.P.,
                                         General Partner

Date:  October 23, 1996

                                 EXHIBIT INDEX


     The following document is incorporated by reference in this report and accordingly is filed as an exhibit to this report:

                                                                               Sequential
Description of Document                                                         Page No.
-----------------------                                                        ----------
Supplement No. 3 dated October 22, 1996 to the Prospectus of
Wells Real Estate Fund IX, L.P. dated January 5, 1996,
contained in Post-Effective Amendment No. 12 to Form S-11
Registration Statement of Wells Real Estate Fund VIII,
L.P. and Wells Real Estate Fund IX, L.P. filed with the
Commission on October 24, 1996 (Commission File No. 33-83852)

Unaudited Pro Forma Combined Balance Sheet of Wells Real Estate Fund VIII,
L.P. as of September 30, 1996

Unaudited Pro Forma Combined Income Statement of Wells Real Estate Fund
VIII, L.P. for the Nine Months ended September 30, 1996

Notes to the Pro Forma Combined Balance Sheet and the Pro Forma Combined
Income Statement of Wells Real Estate Fund VIII, L.P.

                        WELLS REAL ESTATE FUND IX, L.P.

           SUPPLEMENT NO. 3 DATED OCTOBER 22, 1996 TO THE PROSPECTUS
                             DATED JANUARY 5, 1996



     This document supplements, and should be read in conjunction with, the Prospectus of Wells Real Estate Fund IX, L.P. dated January 5, 1996, Supplement No. 1 thereto dated April 24, 1996 and Supplement No. 2 thereto dated June 28, 1996 ("Supplement No. 2") (collectively, the "Prospectus"). Unless otherwise defined herein, capitalized terms used in this Supplement shall have the same meanings as in the Prospectus.

     The purpose of this Supplement is to describe the following:

        (i) The status of the offering of units of limited partnership interest (the "Units") in Wells Real Estate Fund IX, L.P. (the "Partnership");

        (ii) The acquisition by a joint venture (the "Joint Venture") between the Partnership and Wells Real Estate Fund VIII, L.P. ("Wells Fund VIII") of an office building in Farmers Branch, Texas in the north Dallas, Texas metropolitan area; and

        (iii) Revisions to the "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" section of the Prospectus.

Status of the Offering

     Pursuant to the Prospectus, the offering of Units in the Partnership commenced January 5, 1996. The Partnership commenced operations on February 12, 1996, upon the acceptance of subscriptions for the minimum offering of $1,250,000 (125,000 Units). As of October 15, 1996, the Partnership had raised a total of $20,468,407 in offering proceeds (2,046,841 Units), comprised of $16,488,592 raised from the sale of Class A Status Units (1,648,859 Units) and $3,979,815 raised from the sale of Class B Status Units (397,982 Units).

The Joint Venture

     The Joint Venture was originally formed for the purpose of acquiring a
7.09 acre tract of real property located in Madison, Wisconsin and constructing thereon a four-story office building containing approximately 96,750 rentable square feet (the "Madison Project"). Westel-Milwaukee Company, Inc. d/b/a Cellular One ("Cellular One") has agreed to lease approximately 75,000 rentable square feet of the Project upon its completion pursuant to an Agreement to Lease, as described in Supplement No. 2. As of September 30, 1996, the Joint Venture had expended $2,309,040 in connection with the Madison Project, and it is anticipated that a total of $8,190,960 in additional funds will be required to complete the construction. Construction of the Madison Project is currently on schedule with an anticipated completion date on or before June 15, 1997.

     All income, profit, loss, cash flow, resale gain, resale loss and sale proceeds of the Joint Venture will be allocated and distributed between Wells Fund VIII and the Partnership based on their respective capital contributions to the Joint Venture.

     The Joint Venture acquired an office building located in Farmers Branch, Dallas County, Texas (the "Dallas Property") on October 10, 1996. As of October 15, 1996, each of Wells Fund VIII and the Partnership had invested $3,723,974 and $3,748,974, respectively, in the Joint Venture and owned a 50% equity interest in the Joint Venture. It is anticipated that the ultimate percentage ownership in the Joint Venture to be owned by each of the respective partnerships will remain at 50% as further contributions are made to the Joint Venture to fund the Madison Project and any future costs associated with the Dallas Property.

        Wells Fund VIII is acting as the initial Administrative Venturer of the Joint Venture and, as such, is responsible for establishing policies and operating procedures with respect to the business and affairs of the Joint Venture. However, approval of each of Wells Fund VIII and the Partnership is required for any major decision or any action which materially affects the Joint Venture or its real property investments.

        No payment will be made by the Joint Venture to any of Wells Fund VIII, the Partnership or any Affiliate, or partners or employees of any of Wells Fund VIII or the Partnership for the services of any such party, other than under management agreements and leasing and tenant coordinating agreements with Wells Management Company, Inc., an Affiliate of the General Partners, as manager and agent, which agreements concern the management and leasing of the real property owned and operated by the Joint Venture. The Partnership will pay fees and expenses to the General Partners and their Affiliates as described in the section of the Prospectus entitled "COMPENSATION OF THE GENERAL PARTNERS AND AFFILIATES."

The Dallas Property

        Purchase of the Dallas Property.  The Joint Venture entered into an
        -------------------------------
Agreement for the Purchase and Sale of Property dated October 10, 1996 (the "Purchase Agreement") with TCI Valwood Limited Partnership I, a Texas limited partnership (the "Seller"), for the acquisition of a 4.864 acre tract of real property and the one-story office building thereon located in Farmers Branch, Dallas County, Texas (the "Dallas Property") for a purchase price of $4,450,000. The Seller is not affiliated with the Joint Venture, Wells Fund VIII, the Partnership or their General Partners. The Dallas Property has 40,000 gross rentable square feet and is 100% leased to TCI Central, Inc. ("TCI").

        The office building on the Dallas Property is a single-story office/flexible purpose building which is split into three main areas, a larger main office section which includes conference rooms and a studio, together with studio-related areas as well as a reception and general office area, a smaller, office section which includes a conference room, a design room, and an open work area, as well as general offices, and a warehouse area. The entire building is air conditioned. Its appearance is modern, with a reinforced concrete foundation, steel column frames, reflective glass windows and a stucco-like exterior. Off street parking is provided in three separate areas surrounding the building with a total of approximately 235 designated parking spaces. The Dallas Property has been landscaped with the assistance of a landscape architect. The grounds include strip lawn areas as well as ornamental shrubs and trees, and are equipped with an automatic underground irrigation system.

        An independent appraisal of the Dallas Property was prepared by The David L. Beal Company Real Estate Appraisers and Consultants, as of October 1, 1996, pursuant to which the market value of the land and the leased fee interest in the Dallas Property subject to the TCI Lease (described below) was estimated to be $4,500,000, in cash or terms equivalent to cash. This value estimate was based upon a number of assumptions, including that the Dallas Property will continue operating at a stabilized level with TCI occupying 100% of the rentable area. The Joint Venture also obtained an environmental report prior to closing evidencing that the environmental condition of the Dallas Property was satisfactory.

        The Joint Venture purchased the Dallas Property from the Seller on October 10, 1996 pursuant to the terms of the Purchase Agreement. In accordance with the terms of the Custodial Agency Agreement dated November 15, 1994 between Wells Fund VIII and The Bank of New York (as successor-in-interest to NationsBank of Georgia, N.A.) (the "Agent"), and the Amended and Restated Custodial Agency Agreement dated November 30, 1995 between the Partnership and the Agent, legal title to the Dallas Property is being held by the Agent as agent for the Joint Venture.

        At the closing of the acquisition of the Dallas Property, the Joint Venture paid attorneys fees of $12,750, a fee of $6,000 to the appraiser for the appraisal report, a fee of $3,952.52 to an independent engineering firm for a report evaluating the condition of the improvements on the real property, and other miscellaneous closing costs of approximately $358. At the closing, the Seller also paid real estate commissions and, pursuant to the Purchase Agreement, paid for the Joint Venture's owners title insurance policy.

        Location of the Dallas Property.  The Dallas Property is located in an
        -------------------------------
office park development known as Valwood Park -Farmers Branch, Phase II, which is a controlled development industrial park. Valwood Park is located in the city of Farmers Branch, Dallas County, in the north Dallas, Texas metropolitan area. The Dallas Property has a highly visible location within Valwood Park, by virtue of is location on Valwood Parkway near the intersection of I-35 (Stemmons Freeway) and I-635 (LBJ Freeway). DFW Airport is located 15 minutes west of Valwood Park via I-635, downtown Dallas is approximately 30 minutes south and Love Field (Dallas' other major airport) is 25 minutes away. The area is surrounded by both mature and recently constructed residential developments as well as nearby hotel, retail and office complexes.

        Dallas is the seventh most populous city in the United States with over one million residents and the second largest city in Texas. The Dallas Primary Metropolitan Statistical Area ("PMSA"), with a population of over 2.6 million residents, is one of the fastest growing urban areas in the United States. Its area population has grown by 35% since 1980 and is expected to be the fourth largest in the nation by the year 2010. Since 1990, the Dallas PMSA has created over 300,000 jobs. Dallas recently ranked in the top ten in the country in terms of growth and employment. With over 7,500 corporations represented in Dallas County, the Dallas PMSA recently ranked fifth on the Dun & Bradstreet list of "Million Dollar" corporate headquarters, third on the Future 500 list of industrial headquarters, fourth on the Fortune 500 list of service headquarters, and fourth among insurance headquarters cities in the United States.

        Valwood Park's development commenced in the late 1970's, and the park is currently approximately 85% developed. Within Valwood Park, there are approximately 9.2 million square feet of industrial and service/tech office space. A property owner's association oversees the maintenance of landscaping and common areas within Valwood Park. Each property within the park is required to conform to quality-oriented covenants, codes and restrictions, including guidelines for landscape requirements, construction materials, building set back lines, coverage ratios and other aesthetic issues. The streets and common areas incorporate extensive landscaped areas in the street medians and are designed to accommodate both functional and appearance concerns. Lease rates in Valwood Park are generally higher than the overall Dallas office rental market.

         The Joint Venture will experience competition for tenants from owners and managers of various other office buildings located in the immediate area of the Dallas Property which would adversely effect the Joint Venture's ability to retain the Dallas Property's existing tenant, and if necessary in the future, to attract and retain other tenants.

        TCI Lease.  On October 10, 1996, the Seller assigned to the Joint
        ---------
Venture all of its rights pursuant to the Industrial Lease Agreement between Industrial Developments International, Inc., as landlord, and TCI, as tenant, dated as of November 1, 1995, as amended by instruments dated July 16, 1996 and August 29, 1996, and as assigned to the Seller (such agreement, as amended and assigned, is referred to herein as the "TCI Lease"). TCI consented to the assignment of the TCI Lease to the Joint Venture on October 1, 1996 and agreed that that lease will remain in full force and effect following the assignment.

        TCI is a wholly owned subsidiary of TCI Communications, Inc. ("TCI Communications"), a publicly-held corporation which is the largest cable company in the United States, serving 13 million customers. TCI Communications, through its subsidiaries and affiliates, is principally engaged in the construction, acquisition, ownership and operation of cable television systems. TCI Communications reported annual revenues for 1995 in excess of $5 billion. TCI reported annual revenues for 1995 in excess of $453 million and its net worth, as of December 31, 1995, was in excess of $426 million.

        TCI leases 100% of the 40,000 rentable square feet of the Dallas Property as its Dallas area headquarters for TCI Cablevision of Dallas, Inc.
TCI uses approximately one-half of the leased area as office space for approximately 80 to 100 employees who are technicians and supervisory staff.
TCI uses the remaining 20,000 square feet for an aggregate of approximately 35 employees in three separate functions, as follows: (i) a cash flow office, for cable customers to bring in payments and exchange equipment, (ii) a production studio for filming and editing of local origination programming and commercials, and (iii) a construction warehouse area.

        The TCI Lease commenced on July 19, 1996, and extends for a term of fifteen years. TCI has the option to extend the initial term of the TCI Lease for three consecutive five year periods. Each extension option must be exercised, if at all, by TCI giving notice to the Joint Venture at least 180 days prior to (but no more than 210 days prior to) the expiration of the then current lease term.

        The annual base rent payable under the TCI Lease is $430,001 payable in equal monthly installments of $35,833.42 during the first five years of the lease term, $454,001 payable in equal monthly installments of $37,833.42 during the next five years, and $482,001 payable in equal monthly installments of $40,166.75 during the last five years of the lease term. The annual base rent for each extended five year term under the TCI Lease, if TCI exercises its option to extend the TCI Lease, will be an amount established in the Joint Venture's reasonable determination which shall not be less than the base rent payable for the last year of the prior lease term for the applicable five year option, taking into account all relevant factors for rental rates then being charged by landlords of comparable space in the vicinity of the Dallas Property. If TCI does not agree with the Joint Venture's determination of the base rent for such option period, TCI would have the right to retract its option to extend the term by notifying the Joint Venture within 30 days of its receipt of notice from the Joint Venture of the determination of the base rental rate for the option period.

        In addition to the base rent, TCI is required to pay additional rent equal to all expenses incurred by the Joint Venture on behalf of TCI under the terms of the TCI Lease, including, without limitation, any expenses incurred for taxes, insurance, maintenance, repairs, replacements and utilities. Under the terms of the TCI Lease, TCI is required to carry and maintain, at its own cost and expense, certain types of insurance in form acceptable to the Joint Venture, naming the Joint Venture as an additional insured, and with respect to insurance against loss or damage to the Dallas Property, also naming the Joint Venture as loss payee. Among other types of insurance, the TCI Lease requires that TCI maintain liability insurance covering the leased premises and TCI's use thereof against claims for personal injury, death, property damage and product liability, in single limit amounts in not less than one million dollars and a general aggregate limit of not less than ten million dollars, and "all-risk" or an equivalent form of insurance against loss or damage to the Dallas Property in an amount not less than 100% of the actual replacement value of the building and improvements.

        Property Management Fees.  Property management and leasing services for
        ------------------------
the Dallas Property will be performed by Wells Management Company, Inc. (the "Property Manager"), a Georgia corporation affiliated with the General Partners. As compensation for its services, the Property Manager will receive fees equal to 1% of the gross revenues for property management services and, during the first five years of the term of the TCI Lease, 3% of the gross revenues for leasing services.

        Financial Information.  The Statement of Excess Revenues Over Operating
        ---------------------
Expenses of the Dallas Property for the period from July 19, 1996 to September 30, 1996, included herein as Appendix I to this Supplement, has been included in reliance upon the report of Arthur Andersen LLP, independent certified public accountants, upon the authority of said firm as experts in accounting and auditing. The pro forma financial information for the Partnership as of September 30, 1996, and for the nine month period ended September 30, 1996, included in Appendix I, has not been audited.

Management's Discussion and Analysis of Financial Condition and Results of Operations

        The information contained on page 52 of the Prospectus in the "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" section of the Prospectus is revised as of the date of this Supplement by the deletion of the first paragraph of that section and the insertion of the following paragraph in lieu thereof:

        The Partnership commenced operations on February 12, 1996, upon the acceptance of subscriptions for the minimum offering of $1,250,000 (125,000 Units). As of October 15, 1996, the Partnership had raised a total of $20,468,407 in offering proceeds (2,046,841 Units), comprised of $16,488,592 raised from the sale of Class A Status Units (1,648,859 Class A Status Units) and $3,979,815 raised from the sale of Class B Status Units (397,982 Class B Status Units). After the payment of $716,394 in Acquisition and Advisory Fees, payment of $3,070,261 in selling commissions and organizational and offering expenses, the investment of $3,748,974 in the Joint Venture, as of October 15, 1996, the Partnership was holding net offering proceeds of $12,932,778 available for investment in properties.

                                                                      APPENDIX I


                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Partners of
Wells Real Estate Fund VIII, L.P. and Wells
Real Estate Fund IX, L.P.:

We have audited the accompanying statement of excess revenues over operating expenses for the TCI CENTRAL, INC. BUILDING for the period from July 19, 1996 to September 30, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess revenues over operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of excess revenues over operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the TCI Central, Inc. Building after acquisition by Wells Real Estate Fund VIII, L.P. and Wells Real Estate Fund IX, L.P.. The accompanying statement of excess revenues over operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the TCI Central, Inc. Building's revenues and expenses.

In our opinion, the statement of excess revenues over operating expenses presents fairly, in all material respects, the excess of revenues over operating expenses (exclusive of expenses described in Note 2) of the TCI Central, Inc. Building for the period from July 19, 1996 to September 30, 1996 in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Atlanta, Georgia
October 15, 1996

                           TCI CENTRAL, INC. BUILDING

                       STATEMENT OF EXCESS REVENUES OVER

                              OPERATING EXPENSES





                                               For the Period
                                                    From
                                              July 19, 1996 to
                                               September 30,
                                                    1996
                                              ----------------
RENTAL REVENUES                                        $90,578

OPERATING EXPENSES                                           -
                                              ----------------

EXCESS OF REVENUES OVER OPERATING EXPENSES             $90,578
                                              ================



        The accompanying notes are an integral part of this statement.

                           TCI CENTRAL, INC. BUILDING

                  NOTES TO STATEMENT OF EXCESS REVENUES OVER

                              OPERATING EXPENSES

                     FOR THE PERIOD FROM JULY 19, 1996 TO

                              SEPTEMBER 30, 1996


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF REAL ESTATE PROPERTY ACQUIRED

On October 10, 1996, Wells Real Estate Fund VIII, L.P. and Wells Real Estate Fund IX, L.P., through Fund VIII and Fund IX Associates, a Georgia joint venture, acquired the TCI Central, Inc. Building, a 40,000 square foot office and warehouse building located in Farmers Branch, Texas, for a cash purchase price of $4,450,000. The building is 100% occupied by one tenant with a lease term of 15 years commencing July 19, 1996. The lease is a triple net lease, whereby the terms require the tenant to pay all operating expenses relating to the building.

RENTAL REVENUES

Rental income from the lease is recognized on a straight-line basis over the life of the lease.

2. BASIS OF ACCOUNTING

The accompanying statement of excess revenues over specific operating expenses are presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statement excludes certain historical expenses not comparable to the operations of the TCI Central, Inc. Building after acquisition by Wells Real Estate Fund VIII, L.P. and Wells Real Estate Fund IX, L.P., such as depreciation.

                        Wells Real Estate Fund IX, L.P.
                            (A Limited Partnership)

                              Unaudited Pro Forma
                            Combined Balance Sheet
                              September 30, 1996

                                                                                                    Pro Forma
                                                         Wells Real Estate       Pro Forma          Combined
                                                         Fund IX, L.P.          Adjustments       Balance Sheet
                                                         ---------------      --------------      -------------

Assets

Investments in joint ventures                            $    1,577,396(2)         2,320,553      $  3,897,949
Cash                                                         14,715,325(1)        (2,182,231)       12,533,094
Other assets                                                  1,043,560              (93,033)          950,527
                                                         --------------       --------------      ------------
          Total assets                                   $   17,336,281               45,289      $ 17,381,570
                                                         ==============       ==============      ============


Liabilities and Partners' Capital

Liabilities                                              $      678,738                    0      $    678,738

Partners' Capital
   General Partner                                                  500                                    500
   Limited Partners
      Class A                                                13,388,768               45,289        13,434,057
      Class B                                                 3,268,175                    0         3,268,175
      Original limited partner                                      100                    0               100
                                                          -------------       --------------      ------------
  Total partners' capital                                    16,657,543               45,289        16,702,832
                                                          -------------       --------------      ------------
          Total liabilities and partners' capital         $  17,336,281               45,289      $ 17,381,570
                                                          =============       ==============      ============

See accompanying notes to Unaudited Pro Forma Combined Statements.

                        Wells Real Estate Fund IX, L.P.
                            (A Limited Partnership)

                              Unaudited Pro Forma
                           Combined Income Statement
                     Nine Months Ended September 30, 1996

                                                                                                    Pro Forma
                                                         Wells Real Estate       Pro Forma          Combined
                                                           Fund VIII, L.P.      Adjustments     Income Statement
                                                         -----------------     -------------    ----------------
Revenues:
   Equity in earnings of joint ventures                  $           0(1)            45,289     $      45,289
   Interest Income                                             215,961                    0           215,961
                                                         --------------       --------------    --------------
                                                               215,961               45,289           261,250
                                                         --------------       --------------    --------------

Expenses:
   General and administrative expenses                          66,682                    0            66,682
                                                         --------------       --------------    --------------

      Net income                                         $     149,279               45,289      $    194,568
                                                         ==============       ==============    ==============


Net income (loss) allocated to general partners          $           0                    0      $          0

Net income allocated to Class A limited partners         $     149,279               45,289      $    194,568

Net loss allocated to Class B limited  partners          $           0                    0      $          0

Net income allocated per Class A weighted
       average limited partner unit                      $        0.19                 0.02      $        0.21

Net loss allocated per Class B weighted
        average limited partner unit                     $        0.00                    0      $        0.00

Cash distribution per Class A weighted
         average limited partner unit                    $        0.19                    0      $        0.19




See accompanying notes to Unaudited Pro Forma Combined Statements.

                        WELLS REAL ESTATE FUND IX, L.P.
               Notes to Unaudited Pro Forma Combined Balance Sheet



The following notes describe the pro forma adjustments necessary to reflect the Unaudited Pro Forma Combined Balance Sheet as of September 30, 1996. As the TCI Central, Inc. Building was not completed and did not commence operations until July 1996, December 31, 1995 pro forma information is not presented.

In the opinion of the management of Wells Real Estate Fund IX, L.P., the Pro Forma Combined Balance Sheet includes all adjustments necessary for a fair presentation of the financial position as of September 30, 1996.

The following provides information regarding pro forma adjustments reflected in the Unaudited Pro Forma Balance Sheet:

(1)  Reflects cash used for the purchase of the TCI Central, Inc. Building;

(2)  Reflects contribution to the Fund VIII - Fund IX Joint Venture.



             Notes to Unaudited Pro Forma Combined Income Statement

The following notes describe the pro forma adjustments necessary to reflect the Unaudited Pro Forma Combined Income Statement for the nine months ended September 30, 1996. As the TCI Central, Inc. Building was not completed and did not commence operations until July, 1996, December 31, 1995, pro forma information is not presented.

In the opinion of the management of Wells Real Estate Fund IX, L.P., the Unaudited Pro Forma Combined Income Statement includes all adjustments necessary for a fair presentation of the results of operations for the nine months ended September 30, 1996.

The Unaudited Pro Forma Combined Income Statement for the nine months ended September 30, 1996, includes the results of operations for Wells Real Estate Fund IX, L.P., and the estimated equity in earnings provided by the TCI Central, Inc. Building. In the opinion of management, this estimate is a fair presentation of the results of operations for the nine months ended September 30, 1996.

The following provides information regarding pro forma adjustments reflected in the Unaudited Pro Forma Combined Income Statement.

(1) Reflects Wells Real Estate Fund IX, L.P.'s 50% equity in earnings of the TCI Central, Inc. Building.

                    Wells Real Estate Fund VIII, L.P.
                        (A Limited Partnership)

                          Unaudited Pro Forma
                        Combined Balance Sheet
                          September 30, 1996

                                                                                       Pro Forma
                                                  Wells Real Estate  Pro Forma         Combined
                                                  Fund VIII, L.P.    Adjustments       Balance Sheet
                                                  --------------     --------------    --------------
Assets

Investments in joint ventures                   $     9,256,202   (2)    2,320,553     $  11,576,755
Cash                                                 17,238,394   (1)   (2,182,231)       15,056,163
Other assets                                            919,205            (93,033)          826,172
                                                ---------------      -------------     -------------
          Total assets                          $    27,413,801             45,289     $  27,459,090
                                                ===============      =============     =============


Liabilities and Partners' Capital

Liabilities                                     $       284,380                  0     $     284,380

Partners' Capital
   Limited Partners
      Class A                                        22,339,578             45,289        22,384,867
      Class B                                         4,789,743                  0         4,789,743
      Original limited partner                              100                  0               100
                                                ---------------      -------------     -------------
  Total partners' capital                            27,129,421             45,289        27,174,710
                                                ---------------      -------------     -------------
          Total liabilities and partners'
              capital                           $    27,413,801             45,289     $  27,459,090
                                                ===============      =============     =============

See accompanying notes to Unaudited Pro Forma Combined Statements.

                       Wells Real Estate Fund VIII, L.P.
                            (A Limited Partnership)

                              Unaudited Pro Forma
                           Combined Income Statement
                     Nine Months Ended September 30, 1996

                                                                                                Pro Forma
                                                         Wells Real Estate    Pro Forma          Combined
                                                          Fund VIII, L.P.    Adjustments      Income Statement
                                                         -----------------   -----------      ----------------
Revenues:
   Equity in earnings of joint ventures                  $     151,831(1)          45,289     $     197,120
   Interest Income                                             661,851                  0           661,851
                                                        --------------     --------------    --------------
                                                               813,682             45,289           858,971
                                                        --------------     --------------    --------------

Expenses:
   General and administrative expenses                          95,536                  0            95,536
                                                        --------------     --------------    --------------

      Net income                                         $     718,146             45,289     $     763,435
                                                         =============      =============     =============


Net income (loss) allocated to general partners          $        (297)                 0     $        (297)

Net income allocated to Class A limited partners         $     884,671             45,289     $     929,960

Net loss allocated to Class B limited partners           $    (166,228)                 0     $    (166,228)

Net income allocated to Class A limited
       partner unit                                      $        0.34               0.02     $        0.36

Net loss allocated to Class B limited
       partner unit                                      $       (0.28)                 0     $       (0.28)

Cash distribution per Class A limited
        partner unit                                     $        0.32                  0     $        0.32

See accompanying notes to Unaudited Pro Forma Combined Statements.

                       WELLS REAL ESTATE FUND VIII, L.P.
               Notes to Unaudited Pro Forma Combined Balance Sheet



The following notes describe the pro forma adjustments necessary to reflect the Unaudited Pro Forma Combined Balance Sheet as of September 30, 1996. As the TCI Central, Inc. Building was not completed and did not commence operations until July 1996, December 31, 1995 pro forma information is not presented.

In the opinion of the management of Wells Real Estate Fund VIII, L.P., the Pro Forma Combined Balance Sheet includes all adjustments necessary for a fair presentation of the financial position as of September 30, 1996.

The following provides information regarding pro forma adjustments reflected in the Unaudited Pro Forma Balance Sheet:

(1)  Reflects cash used for the purchase of the TCI Central, Inc. Building;

(2)  Reflects contribution to the Fund VIII - Fund IX Joint Venture.



             Notes to Unaudited Pro Forma Combined Income Statement

The following notes describe the pro forma adjustments necessary to reflect the Unaudited Pro Forma Combined Income Statement for the nine months ended September 30, 1996. As the TCI Central, Inc. Building was not completed and did not commence operations until July, 1996, December 31, 1995, pro forma information is not presented.

In the opinion of the management of Wells Real Estate Fund VIII, L.P., the Unaudited Pro Forma Combined Income Statement includes all adjustments necessary for a fair presentation of the results of operations for the nine months ended September 30, 1996.

The Unaudited Pro Forma Combined Income Statement for the nine months ended September 30, 1996, includes the results of operations for Wells Real Estate Fund VIII, L.P., and the estimated equity in earnings provided by the TCI Central, Inc. Building. In the opinion of management, this estimate is a fair presentation of the results of operations for the nine months ended September 30, 1996.

The following provides information regarding pro forma adjustments reflected in the Pro Forma Combined Income Statement.

(1) Reflects Wells Real Estate Fund VIII, L.P.'s 50% equity in earnings of the TCI Central, Inc. Building.